Exhibit 99.1
June 2024 Tomorrow’s Precision Antibody Therapeutics Powered by Machine Learning

2 Forward-looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While iBio, Inc., a Delaware corporation (including its consolidated subsidiaries, “iBio,” the “Company,” “we,” “us” or “our”) believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to attain license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its NYSE American listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

*U.S. Patent No. 11,545,238 (issued January 3, 2023) https://www.globenewswire.com/news-release/2023/09/06/2738625/0/en/Monoclonal-Antibodies-Market-is-expected-to-reach-USD-612-2-Billion-by-2032-growing-at-a-CAGR-of-12-3-from-2022-to-2032.html 3 We are a Leading Biologics Company utilizing our proprietary Machine Learning Antibody Engine to create first-in-class and best-in-class drugs iBio Machine Learning Engine Antibody Market Potential 2032 $612bn 2022 $196bn Epitope Steering* ShieldTxTM StableHuTM + Mammalian Display EngageTxTM

Evolution of iBio: From CDMO to Machine-Learning (ML) Enabled Antibody Discovery

2008-2020

Plant-Based CDMO & COVID Vaccine Focus

- Raised ~$109M+

Post Sept 2022

Machine Learning Biotech Transformation

- Initiated Facility Sale
- Raised $5.2M
- Asset Acquisition of RubrYc Therapeutics

2023

Biotech Strategy Execution

- New Exec. Team
- Raised $15.1M
- Eli Lilly Partnership
- NIH Collaboration
- 3 Undisclosed Industry Partnerships

2024

Entering Metabolic Disease Space

- **AstralBio Collaboration**
- Raised $15M PIPE
- PD-1 asset sale to Otuska

Future

Building a Leading Biologics Company

- Advance multiple programs into clin dev
- Expand indications through partnerships
- Continue to develop generative AI platform

4

5 • Patented epitope-engineering technology • StableHu antibody optimizer coupled with mammalian display • EngageTx next generation bi-specific antibody platform • ShieldTx antibody masking fully integrated in technology stack Technology Stack Spurs Rapid Preclinical Pipeline • Pipeline of 6 preclinical programs of hard to drug targets • Targets in focus of major immuno-oncology (I/O) companies with significant deal flow • Promising early CMC development data for lead asset IBIO-101 • Expansion into cardiometabolics through AstralBio partnership Patented AI-driven discovery tech stack • Strategic partnerships • Proprietary preclinical pipeline ready for licensing • Exclusive platform licensing for specific disease areas Versatile Business Model Innovating with Intelligence: Unleashing Our AI-Driven Antibody Discovery

Challenges of Antibody Discovery and Development Requires Integration of Individual Point Solutions

Pursuit of Novel Biology & Targets



- Approved mAbs only target small cluster of all potential drug targets
- 40% of all approved mAb bind to only 10 targets[2]

Design mAbs with Complex MoA



- Vast majority of approved mAbs simply block protein interaction
- mAbs with complex Mechanisms of Action (MoAs) are rare (agonistic, cell-activating, ...)

Compress Time From Discovery to IND



Hit ID
LO
IND
Hit ID
LO
IND
iBio

- Typical times from Discovery to IND 5-6 years[1]
- Lengthy trial and error process adds significant time to Hit ID
- Iterative, single dimension Lead Optimization (LO) time consuming

Increase Low Overall Success Rate



- Low success rate overall
- Poor developability of development candidates (DC) significantly contributes to failure rate

1. Ingelheim, B. Drug Discovery at Boehringer Ingelheim. *Boehringer Ingelheim* (2019).
2. Lyu et al., Antibody Therapeutics, September 2022

6

iBio's Generative AI-Driven Tech Stack - Integrated Solution for Antibody Discovery & Development



Pursuit of Novel Biology & Targets
Epitope Engineering AI Engine*
Engineered Epitope
Proprietary human Library
AI-Guided Precision Hit
mAbs with Complex MoA
Epitopes with Desired Function
Mechanism of mAb Action
Epitope AI Engine
Tissue Specificity
Target Agonism
Protein Complex Stabilization
Conditional Activation
Accelerated Discovery Time
Input Sequence
Multi-Dimensional Optimization
Generative AI engine
StableHu Antibody Optimizer
EngageTx™
ShieldTx™
Single-Step Optimized Candidates
Improved Developability
mAb Hit
Generative AI Engine
>> Creates Library Diversity
>> Translates any Input Into Human Sequences
Mammalian Display
>> Correct mAb Assembly
>> Ensures Expression in Manufacturing Cell Line
Highly Developable Optimized Leads

*U.S. Patent No. 11,545,238 (issued January 3, 2023)

7

ML Technology Accelerates Preclinical Pipeline

	PROGRAMS	EARLY DISCOVERY	LATE DISCOVERY	LEAD OPTIMIZATION	IND-ENABLING	MODE OF ACTION - TARGET
CARDIO-METABOLIC Collaboration with AstralBio	**Myostatin**					Soluble factor inhibition ; Collaboration Established March 2024
	Additional Targets 2,3,4					
ONCOLOGY (Solid Tumors)	**IBIO-101†** (CD25)					IL-2 Sparing Mode of Action; Potential Best-in-Class
	CCR8†					Antagonism
	Trop-2 x CD3*†					Bispecific Format; Conditional Activation; Potential Best-in-Class
	EGFRvIII†					Targeting Tumor Specific Epitope
	MUC16 x CD3*†					Bispecific Format; Conditional Activation; Potential Best-in-Class
	Target 5					Protein Complex Stabilization

† Patent Pending
**Developed with Engage Tx bispecific platform*

8

Our Generative AI Platform: Endorsed by Leading Partners


AI Discovery Platform

Category	Partner	Description
R&D Partnerships	**Eli Lilly**	R&D Agreement
	Undisclosed >$1Bn Market Cap mAb Company	R&D Agreement, Option to License Antibodies Against Two Hard-to-Drug Targets
	Undisclosed >$500M Market Cap mAb Company	MTA*; POC Established; Engaged in Talks for Follow-On Agreement
	Undisclosed Privately Held mAb Company	MTA* to Establish POC
Strategic Collaborations	**AstralBio**	Exclusive License and Collaboration to Develop 4 targets in Obesity and CardioMetabolic Disease with option to license 3 targets.
	NIH (NIAID)	Completed R&D Collaboration to Develop Lassa Fever Vaccine
Pipeline Asset Sales	**Otsuka**	PD-1 Agonist Asset Acquired by Otsuka; $52.5M potential milestone payments

*Material Transfer Agreement

9

iBio Internal Pipeline Partnership Data Programs Data Programs 10 Seizing Future Opportunities: A Growing Pipeline and Strategic Collaborations Driving Platform Development Rapidly Evolving Obesity/Cardio Metabolic Pipeline • Strong Focus on Validated Biology • Generative AI Platform to Engineer Best-In-Class Molecules Monetizing Existing Immuno-Oncology Pipeline • Created and optimized with our generative AI platform • Focus on out-licensing of preclinical pipeline assets • Opportunistic advancement of candidates into clinical development Through Partnerships Unlocking Hard-to-Drug Targets in Other Disease Areas • Inflammation and Immunology (i.e. Agonistic mAbs) • Neurology (i.e. Ion Channels) Utilizing the Platform for Other Modalities • AI Engineered Epitopes as mRNA or Peptide Vaccines • Hard-to-Drug Targets for ADC and Cell Therapy Generative AI Platform

11 Upcoming Catalysts 2024 2025 JAN APR JUL OCT JAN APR JUL OCT Research agreement work completed Eli Lilly >$1Bn Market Cap mAb Company License Option Undisclosed In vitro Read-Out Lassa Fever Vaccine NIH (NIAID) Initial Hits Target 1 Lead Development Candidate IND Initial Hits Target 2 Lead Development Candidate IND Partnerships Cardio-Metabolic Pipeline I/O and Immunology Pipeline Potential Partnership/Co-development of asset PD-1 Sale to Otsuka

12 Led by Industry Veterans, Powered by Next-Gen Scientists Martin Brenner, DVM, Ph.D. CEO & CSO Marc Banjak GC Felipe Duran CFO Leadership Team Leadership team with decades of experience in pharma / biotech industry and extensive deal and fund-raising expertise Scientific team of new generation “bi-lingual” scientists, proficient in machine learning/platform development, and biology Deep expertise in cardio-metabolic disorders

13 Company Highlights Financial Highlights iBio Summary • Patented machine learning technology solving hard to drug molecule challenges • Numerous validating partnerships showing proof of concept • Developing novel targets in the Obesity/Cardio Metabolic space • Best in class fast follower I/O pipeline ready for partnering • Publicly traded (NYSEA: IBIO) • Approximately $17.9 in cash, cash equivalents and restricted cash (13 May 2024) • 8,623,676 shares of common stock outstanding (31 May 2024) • Texas Manufacturing Facility sale completed eliminating substantial secured debt • Current cash provides runway through June 2025

Appendix 14

Technology Platform & Preclinical Pipeline 15

16 Technology Stack

iBio's TechStack Aims to Solve Major Challenges in Antibody Discovery & Development

Epitope Steering

Unlocking Novel Biology

Pursuit of Elusive Targets
GPCRs, Ion Channels, Protein Complexes

Complex modalities
Agonistic Antibodies, Cell Activators, Protein Complex Stabilizers

Proprietary Naïve mAb Library / StableHu & Mammalian Display

Improved Speed and Developability

Proprietary Naïve mAb Library

Fully human Ab
Reduced immunogenicity risk by clinically validated Ab frameworks

Speed
Rapid hit ID vs immunization campaigns

Improved Developability
Known sequence liabilities eliminated

StableHu & Mammalian Display

Library Diversity
ML tools create focused diversity with smaller library size

Speed
Simultaneous, Multi-Dimensional Optimization

Improved Developability
Mammalian Display with production cell lines exclusively yields expressible clones

Optimized Antibody Leads

Reduced Lead-Optimization Time
Optimization in less than **4 weeks**

Minimized Developability Risk
Mammalian Display in Manufacturing Cell Line

Potential for Improved Safety
Selective "on-tissue" action of masked antibodies

First in Class Antibodies and / or Best in Class Antibodies

17

iBio's TechStack Aims to Solve … for Immuno-oncology

EngageTx

2nd Gen T-cell Engager Panel

Sequence Diversity
Increased humanness and broad CD3 activity for optimized pairing with antigen arms

Hu-Cyno Cross Reactivity
Risk reduction via cyno monkey toxicity study compatibility

Range of Cytokine Release
Tailored cytokine release for expanded therapeutic window

ShieldTx

Greater Safety With Tissue Specificity

Seamlessly Integrated Ab Masking
Engineered epitopes serve dual purpose for raising and masking of Abs

Flexibility in Candidate Selection
Simultaneous co-optimization of Ab, mask and linker provides maximized flexibility in candidate selection

Enhanced Efficacy and Safety of I/O Antibody Leads

Finely tuned T-cell engagement
Adjustable T-cell engagement to fit any tumor target engager

Improved safety prediction
Cyno cross reactivity allows for better preclinical safety assessment

Improved Safety Profile
Tissue selective action through "smart", conditionally activated, antibodies

18

Match Engineered Structure to Target Refined for Greater Stability Optimized for Water Solubility Unlocking High-Value Drug Targets: AI-Engineered Epitopes are Generalizable to a Broad Set of Complex Structural Drug Binding Sites Junctional Epitopes Complex Secondary Structures Membrane Proteins (e.g. GPCR) Loop Display 1 2 3 AI Epitope Engine 19

Input Antibody StableHu AI-Engine Mammalian Display Output Antibody Template CDR Predict library of human CDR variants Single-cell screen mammalian display CDR library Optimized antibody with fully human CDRs Accelerate Success: StableHu Antibody Optimization & Mammalian Display Screening Propel Faster, Cost-Effective Antibody Development 20

21 “Smart” Antibodies: ShieldTx Conditionally Activated Antibodies Strive to Improve Safety by Selectively Targeting Diseased but not Healthy Tissue H+ Diseased Tissue “On-epitope, off-tissue” therapy Healthy Tissue “On-epitope, on-tissue” therapy DME activation Diseased Tissue “On epitope, on tissue” therapy Healthy Tissue “On epitope, off tissue” therapy

EngageTx, a CD3-Based T-Cell Engager Panel, Addresses 3 Key Challenges: Cytokine Release, NHP Cross-Reactivity and Immunogenicity Risk

1 Sequence Diversity

Increased humanness and broad CD3 activity for optimized paring with tumor antigen arms



Diverse CD3 engager arms
Numerous tumor antigen arms

2 Hu-Cyno Cross-Reactivity

Risk reduction via cyno monkey toxicity study compatibility



3 Range of Cytokine Release

Tailored cytokine release for expanded therapeutic window



Tumor cell death
Granzyme, Perforin
Release of cytotoxic granules
Activated T cell
Tumor cell
Release of cytokines
TNFα, IFNγ, IL-2, (IL6)
Cascade of immune activation
Increased cytotoxicity
Reduced cytokine release

22

Epitope Engineering Engine* Proprietary Antibody Library AI-powered mammalian-display co-optimization of mono/multi-specific antibody and conditionally activated mask Engineered Epitope Steering AI-powered engineering of conformational epitopes Epitope-specific antigens that steer discovery to intended epitopes 1 2 3 4 Naïve human sequence antibody library, free of liabilities Optimized Antibody Leads 5 Evaluated & ranked in translational disease models * U.S. Patent No. 11,545,238 (issued January 3, 2023) iBio's Platform Tackles Discovery Challenges for the Next Era of Antibodies EngageTx ShieldTx StableHu Antibody Optimizer On-epitope, On-tissue Clinical Candidate 23

24 IBIO-101 IL-2 Sparing Anti-CD25

IBIO-101 for Regulatory T-Cell (T_{reg}) Depletion

Target Mechanism

Depletion of immunosuppressive T_{regs} via antibody dependent cellular cytotoxicity (ADCC), without disrupting activation of effector T-cells (T_{effs}) in the tumor microenvironment

Potential Indications

- Solid tumors
- Hairy cell leukemia
- Relapsed mult. myeloma
- Lymphoma
- Head & neck cancer

Differentiation / Opportunity

- IL-2 sparing anti-CD25 antibodies enables depletion of T_{regs} without affecting T_{effs}
- Fast-follower to Roche's RG6292 clinical molecule

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

***Roche / Tusk Therapeutics (*Sep 2018*)**
$81M upfront,
$677M milestones

****Roche RG6292 Ph1 Data (*Apr 2023*)**
Well-tolerated: manageable safety profile
Confirmed MOA: Reduced intratumoral T_{regs}
Efficacy: 29% stable disease (45% PD-L1 combo)

**Roche acquisition of Tusk Therapeutics completed for €70M upfront, acquiring worldwide rights to anti-CD25 program. Values converted to dollars as reported in public press releases*
***Data presented by Roche at AACR 2023*

25

IBIO-101 Reduces Tumor Growth in Preclinical Studies by Selectively Depleting Immunosuppressive T_{regs} without Affecting Cancer Killing T_{effs}


1st Gen CD25
Blocked IL-2 pathways
IL-2
CD25
(IL-2Ra)
JAK
JAK
Treg
JAK
JAK
Teff
Indiscriminate
depletion of
Treg + Teff
TUMOR

1st gen CD25 mAbs depleted immuno-suppressive T_{reg} and immuno-stimulatory T_{eff}

Limited efficacy


IBIO-101
Preferential Treg
depletion
IL-2
Natural
Killer Cell
ADCC
IL-2 signaling
JAK
JAK
Treg
JAK
JAK
Teff
Teff
Proliferation
TUMOR

2nd gen IBIO-101 selectively targets T_{regs} without blocking IL-2 signaling to T_{effs}

Strong preclinical anti-tumor response

Data on file. Treg = Regulatory T Cells; Teff = Effector T Cells; ADCC = Antibody Dependent Cellular Cytotoxicity

26

RG6292 is Roche’s monoclonal antibody that targets CD25 (IL-2Rα). IBIO-101 data on file. 27 IBIO-101 Selectively Depletes Tregs while preserving IL-2 signaling IBIO-101 potently binds recombinant CD25 which leads to Treg depletion while sparing Teffs

28 IBIO-101 Increases in Teff/Treg Ratio in Preclinical Studies Inhibiting Tumor Growth Tumor growth inhibition correlates with T-eff/T-reg ratio Potently increases T-eff/T-reg ratio1 1hCD25 animal model - Data on file. * Significant vs * Significant vs Negative Control hIgG1 Isotype

29 IBIO-101 in Combination With a Checkpoint Inhibitor Shows Greater Efficacy IBIO-101 + PD-1 Checkpoint Inhibitor In PreClinical Studies Enhances Tumor Suppression *hCD25 animal model - Data on file. * Significant vs Negative Control # Significant vs Anti-PD-1

30 IBIO-101 is an Antibody With Favorable Characteristics for CMC Development • Identified manufacturing partner to produce IBIO-101 for Phase 1&2 clinical trials • Discovered suitable cell lines for manufacturing MCB • Established IBIO-101 CMC methodology for producing high yield, high purity, stable product under cGMP conditions Potential for Master Cell Bank (MCB) Development From 8 Promising Cell Lines Unoptimized Cell Lines Already Show Promising IBIO-101 Yields

31 Anti-CCR8 High ADCC Anti-CCR8 for the Depletion of T-regulatory Cells

CCR8 for Tumor-Infiltrating T_{reg} Depletion

Target Mechanism

Tumor-infiltrating Tregs highly express CCR8. iBio program targets depletion of highly immunosuppressive CCR8+ Tregs in tumor microenvironment via an ADCC mechanism.

Potential Indications

- Broadly applicable in solid tumors
- Prospective combination therapy

Differentiation / Opportunity

- Selective binding to CCR8 over its close homolog, CCR4

Recent Transactions & Milestones


PRECLINICAL TESTING
IND
CLINICAL TESTING
CLINICAL PROOF OF CONCEPT

***Fibrogen / HiFiBio (Jun & Dec 2021):** $25M option fee, $35M option exercise, $1.1B milestones

****Gilead / Jounce (Dec 2022):** *Original deal:* $85M upfront, $35M equity investment, $685M milestones. *2023 Buyout:* $67M for remaining rights.

*****Coherus / Surface (Jun 2023):** Acquired for $65M

**Fibrogen / HiFiBio: Fibrogen purchased option to multiple programs in June 2021, then exercised the option for excl. license to CCR8 program in Dec. 2021.*
***Gilead / Jounce: Exclusive worldwide license to anti-CCR8 antibody.*
**** Coherus / Surface Oncology: acquisition, announced in June 2023, adds two clinical assets, including a phase 2 anti-IL-27 and a phase 1/2 anti-CCR8 for oncology.*

32

CCR8+ T_{reg} Cells Are Tumor Infiltrating and Highly Immunosuppressive

Depletion of CCR8+ Treg cells has potential to evoke potent tumor immunity

CCR8 & CCR4 <u>non</u>specific antibody


CCR4
CCR4+
Platelets &
peripheral cells
CD16+
Effector Cell
CCR8+
Treg Cell
Tumor
Cytotoxic
T cell
Inhibited

iBio CCR8 specific antibody

CCR4+ cells <u>killed</u>


CCR4+
Platelets &
peripheral cells
Killed
CCR8 & CCR4
Non-specific
Antibody
CCR4
CD16+
Effector Cell
ADCC
CD16+
Effector Cell
ADCC
CCR8+
Treg Cell
Killed
Tumor
Cytotoxic
T cell
Cytotoxic
T cell
Activated

Adverse events

- Systemic inflammation
- Skin toxicity
- Platelet depletion/aggregation

CCR4+ cells <u>spared</u>


CCR8
Specific
Antibody
CCR4
CCR4+
Platelets &
peripheral cells
CD16+
Effector Cell
ADCC
CCR8+
Treg Cell
Killed
Tumor
Cytotoxic
T cell
Cytotoxic
T cell
Activated

Intratumor cytotoxic T-cell activation & tumor death


Tumor Death
Cytotoxic
T cell
Cytotoxic
T cell
Activated

Zheng, et al. Cell 169.7 (2017): 1342-1356; Whiteside, et al. Immunology 163(4) (2021): 512-520; Kidani, et al. PNAS 119(7) (2022): e2114282119

33

Data on file 34 Afucosylated Anti-CCR8 Antibody Exhibits High Specificity, CCL1 Antagonism and CCR8-Specific Cell Killing High Specificity CCR8 Cell Binding 0.0001 0.001 0.01 0.1 1 10 0 2 4 6 8 10 hCCR8 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = NA Anti-mCCR8 - EC50 = NA SD-356253 - (iBio) - EC50 = 0.78 nM SD-692676 - (GS-1811) - EC50 = 0.43 nM 0.0001 0.001 0.01 0.1 1 10 0 10 20 30 40 50 hCCR4 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = 42.5 nM Anti-mCCR8 - EC50 = NA SD-356253 - (iBio)- EC50 = NA SD-692676 - (GS-1811)- EC50 = NA 0.000001 0.00001 0.0001 0.001 0.01 0.1 1 10 0 10 20 30 40 CCR8 overexpressed cell Ab. (nM) % of cell killing hIgG1 hCCR4 - EC50 =NA SD-356253-(iBio) - EC50 = 0.004 nM SD-692676-(GS-1811) - EC50 = 0.002 nM PBMC-Induced CCR8 Cell Killing Potent binding to CCR8 overexpressing cells No binding to CCR4 overexpressing cells (Jounce/Gilead) (Jounce/Gilead) (Jounce/Gilead) Untreated CCL1 (7 nM) CCL1 (7 nM) + hIgG1 Iso. Ctl. Anti-hCCR8 (+)Ctl. SD-6926776-(GS-1811) Jounce/Gilead SD-356253 (iBio) CCR8-CCL1 Antagonism

35 iBio’s CCR8-Specific High ADCC Antibody Induces Tumor Regression in a Transgenic Human CCR8 Mouse Model Day -7 Day 0 Day 0, 3, 7, 10 Tumor implantation Subsequent dosing Test article dosing (i.p) 0 2 4 6 8 10 12 14 0 50 100 150 200 250 300 Days after treatment Tumor Volume (mm3 ) * * * * p<0.05 vs negative control * * +22% Tumor regression +10% Tumor regression 100 % Tumor Inhibition hIgG1 negative control (10 mg/kg) Competitor in clinic (10 mg/kg) SD-171467-afuc (10 mg/kg)

36 Unlocking the Power of Bi-Specific Antibodies with EngageTx, Our Versatile CD3 mAb Panel Wide Range of Affinities, NHP Cross Reactivity, High Developability

Next Generation Anti-CD3 T Cell Engagers

Target Mechanism

T-cell-redirecting bispecific antibodies are a new therapeutic class that simultaneously targets CD3 on T cells and tumor antigens, inducing T cell mediated tumor cell killing

Potential Indications

- Broad solid tumor potential
- Expands therapeutic options across programs

Differentiation / Opportunity

- Range of T cell activation for diverse tumor antigens
- Cyno-tox study compatibility
- StableHu optimized sequence reduces downstream risks

Recent Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

***Eli Lilly / Merus (July 2021):** **$40M** upfront, **$20M** investment, **$540M** milestones, royalties

****GSK / WuXi (Jan 2023):** **$40M** upfront, **$1.46B** milestones, royalties

*****Amgen / Teneobio (July 2021):** **$900M** upfront, **$1.6B** downstream

+Gilead / MacroGenics (Oct 2022): **$60M** upfront, **$1.7B** milestones, royalties

*Eli Lilly / Merus: Fibrogen Research collaboration using Merus' proprietary platform to develop up to three CD3-engaging T-cell re-directing bispecific antibody therapies.
** GSK WuXi: License of WuXi's preclinical CD3 bi-specific, plus 3 earlier stage programs
***Amgen / Teneobio: Teneobio was developing a heavy-chain only platform as well as its CD3 engager technology. TNB-585, the lead program, was in phase 1.
+ Gilead / MacroGenics: Gilead granted option to MGD024, a phase 1 CD3 bi-specific, plus collaboration on two additional research programs.

37

Data on file 38 Dual Approaches to a Diverse Panel of Anti-CD3 Antibodies Hu/Cyno CD3 & T Cell TCR CD3 Engineered Epitopes T Cell Template 1 Template 2 Structural-Epitope Immunization & Screening StableHu Optimizer AI Discovery Engine AI-Engineered Immunogens Epitope & T Cell Immunization Epitope & CD3 Screen 2 Template Antibodies Optimized Antibodies SCREEN Activation Binding 1 2 3 4 5 6 (-) Ctl ID

Data on file 39 Libraries and Screens Discover Hu-Cyno CD3 Cross-Reactive Antibodies Epitope-Steered Immunization Human T Cell Binding Selected Hit Low Medium High StableHu Mammalian-Display Not Selected Library Screen:

Data on file 40 EngageTx is Selected for a Diversity of T Cell Binding and Activation EC50: 3 – 570 nM EC50: 2.5 – 70 nM Human T Cell Binding EC50 (nM) CD69 T Cell Activation EC50 (nM) Hit Clones Hit Clones T Cell Assay: Ab Concentration (nM) IFN-γ (pg/mL) TNF-⍺ (pg/mL) IL-2 (pg/mL) ID 1 2 3 5 (-) Ctl 4 SP34 Gen1 benchmark SP34 Gen 1 benchmark Binding Activation Cytokines

41 ShieldTx Antibody masking technology for delivering on-epitope, on-tissue clinical candidates with enhanced safety and developability

Diseased Tissue Healthy Tissue 42 On-Target-Off-Tissue Side Effects Severely Limit The Potential of Existing And Future Antibodies Even exquisitely specific antibodies fail in clinical trials by doing exactly what they are asked to do – hit the target. The problem often lies in the target being also expressed on healthy tissue. Many potential targets remain unexplored as a drug target for fear of on-epitope off-tissue side effects. The challenge: how do we achieve disease tissue specificity while avoiding healthy tissue expressing the same epitope? “On epitope, on tissue” therapy “On epitope, off tissue” therapy ”(…) targeting antibody delivery to selected organs and tissues (…) represents a major unmet challenge that if ultimately solved may rewrite medical textbooks" - Paul J. Carter and Arvind Rajpal, Cell, 2022.

43 Our Engineered Epitopes Provide an Integrated Solution for Identifying And Subsequently Masking Antibodies Diseased Tissue “On-epitope, off-tissue” therapy Healthy Tissue DME activation “On-epitope, on-tissue” therapy H+ DME: Disease Micro Environment Antibodies are activated by the removal of the mask in the diseased tissue. Masks can be removed by tumor-specific enzymes, pH, redox state, and disease-specific metabolites. The technology can be employed for other indications i.e. inflammatory and auto-immune diseases. Antibodies remain inactive in healthy tissue

Masked Antibodies are a Proven Concept and iBio's Platform has the Potential to Solve Key Remaining Challenges

	THE PROBLEM	OUR SOLUTION
1 **Discovery process**	*Separate* antibody and mask discovery process is inefficient	*Co-discovery* of epitope-steered antibody and mask is more efficient
2 **Masking performance**	Separate discovery processes does *not co-evolve* an optimal antibody, mask, linker combination	*Co-evolution* of libraries of antibody, mask and linker for maximized effectiveness of masking and unmasking
3 **Developability**	Antibody + mask + linker combinations *not screened* for high developability in production cell lines	Mammalian-display libraries of antibody, mask and linker combinations *screened for developability* in production CHO cell lines
4 **Immunogenicity**	*Random* peptide or anti-idiotype masks increase masked antibody immunogenicity risk	*Engineered epitope masks* are designed with intention to maximize the natural sequence of the epitope and minimize immunogenicity

44

45 Conditionally Activated Anti-MUC16 x CD3 Bispecific Antibodies Targeting the Non-Shed MUC16 Region Leveraging iBio’s Epitope Steering, ShieldTx, and EngageTx Technologies

MUC16 Potentially for Ovarian and Other Cancers

Target Mechanism

Bind a membrane-proximal MUC16 epitope

Membrane-proximal binding avoids epitope elimination by tumors

Bind a non-glycosylated epitope to avoid altered glycosylation on tumors

Potential Indications

- Ovarian
- Uterine
- Pancreatic

Differentiation / Opportunity

- MUC16 epitope avoids primary modes of tumor evasion
- Enabling modalities: T Cell engager, ADC, CAR-T

Recent Transactions & Milestones

PRECLINICAL TESTING → IND → CLINICAL TESTING → CLINICAL PROOF OF CONCEPT

- ***2seventy – Regeneron (Jan 2022):** CAR T 2023 IND planned
- ****Genentech (Dec 2021):** ADC Ph. 1: Favorable safety & efficacy
- *****Eureka – Juno/BMS (Jan 2016):** CAR T Ph. 1 ongoing
- **[+]Regeneron MUC16xCD3 (Sept 2022):** Ph. 1 31% ORR, Ph. 2 enrollment

*Regeneron, 2seventy name the target of their first solid tumor CAR-T, aim for 2023 IND
** Liu et al., An open-label phase I dose-escalation study of the safety and pharmacokinetics of DMUC4064A in patients with platinum-resistant ovarian cancer
***Eureka Therapeutics Announces Exclusive License Agreement between Memorial Sloan Kettering Cancer Center and Juno Therapeutics for Use of a Novel, Fully-Human MUC16 Binder in CAR T Cell Immunotherapy
[+]Novel Regeneron Bispecific Antibodies Show Encouraging Anti-Tumor Activity in Two Advanced Solid Tumors

46

47 MUC16 Is Overexpressed and Shed by Tumor Cells O-glycosylation N-glycosylation MUC16 epitope shedding Shedding eliminates the epitope and creates an antigen sink for most MUC16 antibodies Antibodies that bind the non-shed domain maintain activity N-terminal and tandem repeat (TR) domains that are shed Tumor associated epitope that is not shed Ovarian cancer cells

Immunizations Were Steered to a MUC16 Epitope that Avoids Epitope Shedding

AI Discovery Engine

Structural-epitope Immunization & Screening



MUC16
MUC16 Engineered Epitope
Non-shed Aglycosylated Epitope
Engineered Epitope ELISA Screen

OVCAR-3 MUC16$_{high}$ Cell Binding Screen



FITC-A subset+
78.0
100
80
60
40
20
0
10^2
10^3
10^4
10^5
10^6
higher cell binding

Engineered Epitope Prime + MUC16 Cell Boost



Weeks 1–2
MEM Nanoparticle
Weeks 3–4
MUC16 Expressing Cells
Week 5
MEM + Cells
Hybridoma Screen

48

49 Top Three Hit Clones Bind the Non-Glycosylated MUC16 Epitope Closest to the Membrane 1D7 8G4 21G6 Hits do not bind shed 230-mer Hits bind non-glycosylated non-shed 29-mer binding time O-glycosylation N-glycosylation N-terminal and tandem repeat (TR) domains that are shed Epitope KD = 8.0 nM KD = 5.4 nM KD = 14 nM Aglycosylated non-shed 29-mer Shed 230-mer Data on file

50 Top MUC16 Clone 8G4 Binds OVCAR-3 Cells Comparable to Regeneron Benchmark Regeneron benchmark Clone ID: Secondary Only Unstained OVCAR-3 Cells 8G4 top clone higher cell binding Mode Normalized Data on file

51 8G4 Clone Maintains OVCAR-3 Cell and MUC16 Epitope Binding in a Fully Human Framework 8G4 with fully human framework reduces immunogenicity risk Glycosylated MUC16 membrane-proximal epitope SPR: KD = 5.1 nM Iso. Ctl OVCAR-3 Cells Epitope binding Cell binding higher cell binding Data on file

52 Efficient Expression with 2x2 Format: Anti-CD3 x MUC16 Bispecific T-Cell Engagers scFv-Fc 2x2 Anti-MUC16 TAA Anti-CD3 (EngageTx) CD3 MUC16 TAA T Cell Tumor Cell T Cell mediated killing

2X2 Anti-CD3 X MUC16 T Cell Engagers Stimulate T Cells in Donor PBMCs



MUC16 Arms
MUC16 Arm 1
MUC16 Arm 2
(-)CD3 Arm only
CD3 Arms
Epitope-Steered Immunized Hit
StableHu Hit
CD69 MFI
Concentration (nM)
EC50 = 14 nM
EC50 = 62 nM
EC50 >> 100 nM
EC50 = 19 nM
EC50 = 126 nM
EC50 >> 100 nM

Data on file

53

2X2 Anti-CD3 X MUC16 T Cell Engagers Kill OVCAR-3 Ovarian Cancer Cells



MUC16 Arms
MUC16 Arm 1
MUC16 Arm 2
(-)CD3 Arm only
CD3 Arms
Epitope-Steered Immunized Hit
StableHu Hit
% Specific Killing
Concentration (nM)
EC50 = 4.0 nM
EC50 = 2.5 nM
EC50 >> 100 nM
EC50 = 5.2 nM
EC50 = 5.2 nM
EC50 >> 100 nM

Data on file
54

Data on file 55 ShieldTx Engineered Epitope Mask Conditionally Activates MUC16 and CD3 Hits Mask Cleavage No Mask Mask (–MMP9) Mask (+MMP9) MMP protease Engineered Epitope Mask Intact Inactive Antibody Active Antibody Anti-MUC16 hit Anti-CD3 hit MUC16 Binding Response CD3 Binding Response time (s)

56 Anti-Trop-2 x CD3 Bi-Specific Antibody against Tumor-Specific Trop-2 Cancer Cells

Trop-2 x CD3 Bi-Specific Antibody Potentially for Head & Neck and Other Cancer

Target Mechanism

Select killing cancer cells that up-regulate Trop-2 expression while improving safety margin in reducing cytokine release syndrome (CRS)

Potential Indications

- Head & neck cancer
- Lung cancer
- Ovarian cancer
- Breast cancer
- Pancreatic cancer

Differentiation / Opportunity

- Novel Trop-2 epitope with extreme high affinity to target
- Trop-2 binder with mouse/cyno/human cross reactive enables early safety profile optimization
- Optimal iBio CD3 engager with low CRS and cyno/human cross reactive

Recent Trop-2 ADC Transactions & Milestones

PRECLINICAL TESTING — IND — CLINICAL TESTING — CLINICAL PROOF OF CONCEPT

- **Pyramid– GeneQuantum (April 2023):** Pre-clinical: $20M upfront; $1B milestones
- **Merck-Kelun (Dec 2022):** Pre-clinical: $47M upfront; $1.36Bn milestones
- **AstraZeneca – Daiichi Sankyo (July 2020):** Upfront $1Bn; up to $4Bn approval milestones
- **Gilead acquired Immunomedics (Sept 2020):** $21Bn Payment Trodelvy: Approval

57

Trop-2 x CD3 Bi-Specific Antibody Selective Target Overexpress Trop-2 Cancer Cells

Tumor cells show significantly increased Trop-2 expression	Trop-2 x CD3 **binds** to tumor cells	Trop-2 x CD3 **recruits** T cells to kill tumor cells	**Tumor cell death** with high Trop-2 expression



Tumor cell
Healthy Cell
Trop-2
TROP2
CD3
Tumor cell
Redirected tumor lysis
Granzyme, Perforin
CD3+ T cell
Tumor cell
CD3
TROP2

58

59 iBio’s Trop-2 x CD3 Bi-Specific Antibody Potently Kills Tumor Cells with Low Cytokine Release 59 0.0001 0.001 0.01 0.1 1 10 0 20 40 60 80 100 Ab (nM) % of Cell Killing ID EC50 (pM) Cmax (% killing) SD-753019 1.4 92% SD-231831 7.2 92% SD-753019 (Trop-2 x CD3SP34 Gen1) SD-231831 (Trop-2 x CD3iBio) SD-011595 (Control x CD3SP34 Gen1) SD-590636 (Control x CD3iBio) 0.0001 0.001 0.01 0.1 1 10 0 20000 40000 60000 IFNγ Concentration (nM) Concentration (pg/mL) 0.0001 0.001 0.01 0.1 1 10 0 100 200 300 400 IL-2 Concentration (nM) Concentration (pg/mL) 0.0001 0.001 0.01 0.1 1 10 0 500 1000 1500 TNFα Concentration (nM) Concentration (pg/mL) Minimal Cytokine Release Potent Cancer Cell Killing Data on file

60 A Single Dose of iBio’s Bispecific Trop-2 x CD3 Antibody Induces Tumor Regression in a Humanized Mouse Cancer Model 0 7 14 0 50 100 150 200 250 Days after tumor implantation Tumor volume (mm 3 ) Vehicle SD-231831 (1 mg/kg) Trop-2 x CD3iBio * * * * p<0.05 vs vehicle Single dose SD-231831 36% tumor regression Day -14 Day 0 Day 7 hPBMC engraftment Test article dosing (i.v.) Tumor implantation Data on file

61 Anti-EGFRvIII High ADCC mAb Against Tumor-Specific EGFRvIII Cells

EGFRvIII Potentially for Glioblastoma and Other Cancers

Target Mechanism

Binding a tumor-specific mutation of EGFR variant III with an afucosylated antibody for high ADCC.

EGFRvIII is constantly "switched on" which can lead to the development of a range of different cancers.

Potential Indications

- Glioblastoma
- Head & neck cancer
- Non-small cell lung cancer

Differentiation / Opportunity

- Novel EGFRvIII high ADCC mechanism, potentially further reducing toxicity & expanding therapeutic window
- Other enabling modalities: T Cell engager, ADC, CAR-T

Recent Transactions & Milestones

PRECLINICAL TESTING → IND → CLINICAL TESTING → CLINICAL PROOF OF CONCEPT

***Pierre Fabre / Scorpion (Apr 2023):** **$65M** upfront, **$553M** milestones

****Seagen / LAVA Therapeutics (Sep 2022):** **$50M** upfront, **$650M** milestones

*****Taiho / Cullinan Oncology (May 2022):** **$275M** upfront, **$130M** milestones

** Pierre Fabre / Scorpion: Scorpion licensed two preclinical-stage programs to Pierre Fabre which are targeted to specific EGFR mutations in lung cancer.*
***Seagen transaction with LAVA Therapeutics was an exclusive license to LAVA-1223 (EGFR program), plus additional projects using Lava's platform.*
****Taiho transaction to acquire Cullinan Oncology's subsidiary, Cullinan Pearl, which has worldwide rights outside of Japan to CLN-081/TAS6417 (EGFR mutant mAb).*

62

iBio's Anti-EGFRvIII mAbs Selectively Kill EGFRvIII-Positive Tumor Cells and Not EGFR1-Expressing Cells in Healthy Tissues



Tumor
Non EGFRvIII specific mAbs kill cancer cells but can cause toxicity by binding to EGFR1 in skin cells
iBio mAb binding specifically to EGFRvIII
Tumor Size Reduction
Non-EGFRvIII specific mAb binds to EGFR1 in skin
Skin toxicity
iBio's EGFRvIII-specific mAb exclusively kills cancer cells
iBio mAb binding specifically to EGFRvIII
Tumor Size Reduction
iBio mAb doesn't bind to EGFR1 in skin
No skin damage

Data on file

63

64 iBio’s EGFRvIII-Selective mAbs Kill Tumor Cells without Affecting Healthy Cells iBio EGFRvIII mAbs bind recombinant EGFRvIII which leads to tumor cell killing but not binding wild-type EGFR1 and thus not affecting healthy cells Data on file

65 iBio’s EGFRvIII-Specific High-ADCC Antibody Inhibits Tumor Growth in an EGFRvIII Tumor Xenograft Mouse Model Day -7 Day 0 Day 0, 3, 8, 11, 14, 17 Tumor implantation Subsequent dosing Test article dosing (i.v.) 0 5 10 15 20 25 0 200 400 600 800 1000 1200 1400 1600 1800 Days after treatment Tumor Volume (mm 3 ) * * * * * * * * * * * * * p<0.05 vs negative control 36% tumor Inhibition 43% tumor Inhibition hIgG1 negative control (30 mg/kg) Cetuximab (30 mg/kg) SD-233883-afuc (30 mg/kg)

66 Market-Tested Potential Competitor Early-Stage Deals Signal Promising Opportunities

Market-Tested Potential: Immuno-Oncology Early-Stage Deals

Pre-2020

SEP 2018
CD25
Roche / Tusk Therapeutics*:
$81M upfront,
$677M milestones

SEP 2020
CCR8
Gilead / Jounce⁺:
$85M upfront,
$35M equity investment,
$685M milestones

JUL 2020
TROP-2
AstraZeneca / Daiichi⁺:
$1B upfront (some deferred),
$5B milestones

SEP 2020
TROP-2
Gilead / Immunomedics*:
Acquired for **$21B**

2021

FEB 2021
PD-1 agonist
Merck / Pandion*:
Acquired for **$1.85B**

JUN & DEC 2021
CCR8
Fibrogen / HiFiBio⁺:
$25M option fee,
$35M option exercise,
$1.1B milestones

JUL 2021
CD3
Eli Lilly / Merus⁺:
$40M upfront, **$20M** investment
$540M milestones

JUL 2021
CD3
Amgen / Teneobio*:
$900M upfront,
$1.6B milestones

DEC 2021
ShieldTx
Sanofi / Amunix*
Acquired for **$1B**, **$225M** milestones

2022

MAY 2022
EGFRvIII
Taiho / Cullinan Oncology⁺:
$275M upfront, **$130M** milestones

AUG 2022
PD-1 agonist
Gilead / Mirobio*:
Acquired for **$405M**

SEP 2022
EGFRvIII
Seagen / LAVA Therapeutics⁺:
$50M upfront, **$650M** milestones

OCT 2022
CD3
Gilead / MacroGenics⁺:
$60M upfront, **$1.7B** milestones

NOV 2022
ShieldTx
Regeneron / Cytomx⁺
$30M upfront, **$2B** milestones

2023

JAN 2023
CD3
GSK / WuXi Biologics⁺:
$40M upfront,
$1.46B milestones

JAN 2023
CCR8
Gilead / Jounce⁺:
$67M for remaining stake in CCR8 program

APR 2023
TROP-2
BioNTech / Duality Biologics⁺:
$170M upfront, **$1.5B** milestones

APR 2023
EGFRvIII
Pierre Fabre / Scorpion⁺:
$65M upfront,
$553M milestones

JUN 2023
CCR8
Coherus / Surface Oncology*:
Acquired for **$65M**

2024

DEC 2023
CD25
Neoleukin / Neurogene*:
all-stock transaction

JAN 2024
TROP-2
Biohaven / Pyramid*:
Acquired for **$55M**

MAR 2024
TROP-2
Merck / Harpoon*:
Acquired for **$680M**

APR 2024
MUC16
Regeneron / 2Seventy Bio:
multi-asset purchase for
$5M upfront w/milestone

* *Acquisition / Merger*
⁺ *License or collaboration*

67